PATIENT INFOSYSTEMS, INC.
                                46 Prince Street
                            Rochester, New York 14607

May 16, 1997

Dear Stockholder:

     You are cordially invited to attend the Patient Infosystems, Inc. Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Daylight Time, Tuesday, June 17, 1997 in the Bausch & Lomb Parlor at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607.

     The matters proposed for consideration at the meeting are the election of five directors, the ratification of the appointment of Deloitte & Touche LLP as the Company's auditors, and to transact other business as may come before the meeting or any adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss these matters in further detail. We urge you to review this information carefully.

     You will have an opportunity at the meeting to discuss each item of business described in the Notice of Annual Meeting of Stockholders and Proxy Statement and to ask questions about the Company and its operations.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign and promptly return the enclosed proxy card, using the envelope provided. If you do attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.

                                     Sincerely,

                                     DONALD A. CARLBERG
                                     President and Chief Executive Officer

                            PATIENT INFOSYSTEMS, INC.
                                46 Prince Street
                            Rochester, New York 14607

                                   ----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1997
                                   ----------

     The Annual Meeting of Stockholders of Patient Infosystems, Inc. will be held on Tuesday, June 17, 1997 at 10:00 a.m. Eastern Daylight Time in the Bausch & Lomb Parlor at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607 for the following purposes:

     1. To elect five directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

     2.   To ratify the appointment of Deloitte & Touche LLP as auditors; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Wednesday, May 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

     The Company requests that all stockholders, whether or not you expect to attend this meeting, sign the enclosed proxy and return it as promptly as possible in the accompanying postage paid envelope. You may revoke your proxy at any time before it is voted. If you are present at the meeting, you may vote your shares in person and the proxy will not be used.

     You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning individuals nominated as directors, the appointment of Deloitte & Touche LLP as auditors and the use of the proxy.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 accompanies this Proxy Statement.

                                       By Order of the Board of Directors,

                                           GREGORY D. BROWN
                                           Secretary

May 16, 1997

                   IMPORTANT -- PLEASE MAIL YOUR SIGNED PROXY
                        PROMPTLY IN THE ENCLOSED ENVELOPE

                            PATIENT INFOSYSTEMS, INC.
                                46 Prince Street
                            Rochester, New York 14607

                                   ----------
                                 PROXY STATEMENT
                                   ----------

         For the Annual Meeting of Stockholders to be held June 17, 1997

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies to be voted at the Annual Meeting of Stockholders of Patient Infosystems, Inc. (the "Company" or "Patient Infosystems"), to be held on Tuesday, June 17, 1997, and at any postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy are being mailed to stockholders on or about May 16, 1997.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournments thereof. Shares represented by a properly executed proxy in the accompanying form will be voted at the Annual Meeting in accordance with any instructions specified by the stockholder. If no instructions are given, the stockholder's shares will be voted in accordance with the recommendations of the Board of Directors FOR each of the proposals presented in this Proxy Statement. Those recommendations are described later in this Proxy Statement.

     The proxy may be revoked at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company. If you attend the Annual Meeting in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the Annual Meeting or by voting at the Annual Meeting in person.

     The only items of business that the Board of Directors intends to present or knows will be presented at the Annual Meeting are the items discussed in this Proxy Statement. The proxy confers discretionary authority upon the persons named therein, or their substitutes, to vote on any other items of business that may properly come before the meeting.

     Only stockholders of record at the close of business on May 14, 1997, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date the Company had 7,971,802 shares of Common Stock, par value $.01 per share ("Common Stock"), issued and outstanding. Each share is entitled to one vote on each matter submitted to a vote at the Annual Meeting. A majority of the issued and outstanding shares constitutes a quorum at the meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. The ratification of Deloitte & Touche LLP as auditors and all other matters at the meeting will also be decided by the affirmative vote of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company or Continental Stock Transfer & Trust Company, the Company's stock transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests. Attendance at the meeting will not, in itself, constitute revocation of a previously granted proxy.

                      VOTING SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the shares of the Company's Common Stock as of May 14, 1997, (i) by each person the Company knows to be the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each named executive officer listed in the Summary Compensation Table, (iii) each director of the Company and (iv) all executive officers and directors of the Company as a group.

                                                     Shares         Percentage
                                                  Beneficially     Beneficially
           Beneficial Owner (1)                       Owned            Owned
           --------------------                    ----------       ----------
Derace L. Schaffer (2)...........................   1,711,700          21.5%
John Pappajohn (3)...............................   1,449,680          18.2%
Edgewater Private Equity Fund II, L.P. ..........     970,000          12.2%
   666 Grand Avenue, Suite 200
   Des Moines, IA 50309
Donald A. Carlberg (4)...........................     104,400           1.3%
Gregory D. Brown (5).............................      40,320             *
James D. Turner (6)..............................        --               *
Kent A. Tapper (7)...............................       7,300             *
Barbara J. McNeil (8)............................      14,400             *
Carl F. Kohrt (7)................................       7,200             *
All directors and executive officers as a group
  (8 persons)(9).................................   3,335,000          40.9%

----------
*    Less than one percent.
(1) Unless otherwise noted, the address of each of the listed persons is c/o the Company at 46 Prince Street, Rochester, New York 14607.
(2) Includes 288,000 shares held by Dr. Schaffer's minor children. Also includes 7,200 shares which are issuable upon the exercise of options that are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 28,800 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.

(3) Includes 360,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn, 360,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn's spouse and 360,000 shares held directly by Mr. Pappajohn's spouse. Mr. Pappajohn disclaims beneficial ownership of the shares owned by Thebes, Ltd. and by his spouse. Includes options to purchase 7,200 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 28,800 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(4) Represents options to purchase 104,400 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 129,600 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(5) Includes options to purchase 34,560 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 66,240 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(6) Does not include 72,000 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(7) Includes options to purchase 7,200 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 28,800 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(8) Includes options to purchase 14,400 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 21,600 shares subject to outstanding options which are not exercisable within 60 days of May 14, 1997.
(9) Includes options to purchase 182,160 shares which are either currently exercisable or which become exercisable within 60 days of May 14, 1997. Does not include 404,640 shares subject to outstanding options and warrants which are not exercisable within 60 days of May 14, 1997.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, five directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     Proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that they are available to serve.

     The names, ages, principal occupations and other information concerning the director nominees, based upon information received from them, are set forth below.

     Derace L.  Schaffer,  M.D.,  48 (Chairman  of the Board of Directors  since
1995). Dr. Schaffer has been the President of The Ide Group, P.C., a group of physicians providing radiological services at multiple locations in New York State, since 1980, and since 1990 he has also been President of The Lan Group, a venture capital firm specializing in health care investments. He serves as a Clinical Professor at the University of Rochester School of Medicine and a Director of American Physician Partners, Inc., Medifax, Inc., NeuralMed, Inc., NeuralTech, Inc., Oncor, Inc., Preferred Oncology Networks of America, Inc. and The Care Group, Inc. as well as several not-for-profit corporations.

     Donald A. Carlberg, 45 (Director since 1995). Mr. Carlberg has been President, Chief Executive Officer and a Director of the Company since its inception in February 1995. From February 1993 to December 1994 Mr. Carlberg served as Chief Executive Officer of Patient Management Technologies, Inc., a medical services consulting company, which he founded. From 1992 to 1994 Mr. Carlberg served as Senior Vice President, Sales and Marketing for Neurocare, Inc./Paradigm Health Corp. From 1990 to 1992 Mr. Carlberg served as Director of Managed Care for Baxter Healthcare International where he started managed care initiatives for its Caremark Division. From 1985 to 1990 Mr. Carlberg held several senior level positions in managed care at Blue Cross/Blue Shield of Rochester, New York and Independence Blue Cross in Philadelphia, Pennsylvania.

     Carl F. Kohrt, Ph.D., 53 (Director since 1996). Dr. Kohrt is Executive Vice President and Assistant Chief Operating Officer of the Eastman Kodak Company, where he has served in various capacities since 1971. Dr. Kohrt is a recipient of a Sloan Fellowship for study at Massachusetts Institute of Technology.

     Barbara J. McNeil, M.D., Ph.D., 56 (Director since 1995). Dr. McNeil is Head of the Department of Health Care Policy and a Professor of Radiology at Harvard Medical School where she has served in various capacities since 1971. For four years she has served as Chair of the Blue Cross Massachusetts Hospital Association Fund for Cooperative Innovation and currently she is a member of the National Council on Radiation Protection, the American College of Radiology and its Board of Chancellors, the Society of Nuclear Medicine, the Advisory Council for the Agency for Health Care Policy and Research and the National Academy of Sciences' Institute of Medicine where she is a Council member. She also serves as a Director of CV Therapeutics, Inc.

     John Pappajohn. 68 (Director since 1995). Mr. Pappajohn has been the sole owner of Pappajohn Capital Resources, a venture capital firm specializing in health care investments, and President of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa, since 1969. He serves as a Director for the following public companies: CORE, Inc., Drug Screening Systems, Inc., Fuisz Technologies, Ltd., GalaGen, Inc., HealthDesk Corporation, OncorMed, Inc., Pace Health Management Systems, Inc. and The Care Group, Inc.

     During the 1996 fiscal year there were four meetings of the Board of Directors. Each Director attended at least 75% of the aggregate total number of the meetings of the Board of Directors held during the year, with the exception of Dr. Kohrt who attended 67% of the meetings held subsequent to his election to the Board of Directors.

     The Board of Directors has standing Audit and Compensation Committees, which deal with certain specific areas of the Board's responsibility.

     The Audit Committee, which did not meet during the 1996 fiscal year, recommends the firm to be appointed as independent public accountants to audit the Company's financial statements and reviews the scope and results of the audit and other services provided by the Company's independent public accountants. The members of the Audit Committee are Mr. Pappajohn, Dr. McNeil, and Dr. Kohrt.

     The Compensation Committee, which did not meet during the 1996 fiscal year, develops the Company's executive compensation philosophy and reviews and recommends the compensation programs for officers of the Company, including salaries and incentive compensation. The Compensation Committee also administers the Company's Employee Stock Option Plan. The members of the Compensation Committee are Dr. Schaffer, Dr. McNeil and Dr. Kohrt.

     Directors who are not currently receiving compensation as officers or employees of the Company are entitled to reimbursement of expenses for attending each meeting of the Board of Directors and each meeting of any committee.

     The  Company's  directors  are  eligible to  participate  in the  Company's
Employee Stock Option Plan. Pursuant to the Employee Stock Option Plan, non-employee directors of the Company receive a one-time grant of a non-qualified stock option to purchase 36,000 shares of the Company's Common Stock at an exercise price equal to fair market value per share on the date of their initial election to the Company's Board of Directors. Such non-qualified stock option vests as to 20% of the option grant on the first anniversary of the grant, and 20% on each subsequent anniversary, is exercisable only during the non-employee director's term and automatically expires on the date such director's service terminates. Upon the occurrence of a change of control, as defined in the Employee Stock Option Plan, all outstanding unvested options immediately vest.

     Section 16(a) of the Exchange Act requires that the Company's executive officers and directors, and beneficial owners of 10% or more of the Company's stock file initial reports of ownership and of changes of ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Executive officers, directors and 10% beneficial owners are required by securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 1996 all filing requirements applicable to its officers, directors and ten percent beneficial owners were met, except that initial reports of beneficial ownership on Form 3 were filed late.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company for services rendered in all capacities for executive officers of the Company who received compensation in excess of $100,000 during the period from inception on February 22, 1995 to December 31, 1995 and during 1996.

                           Summary Compensation Table


                                                                                       Long-Term
                                                                                     Compensation
                                                  Annual Compensation                   Awards
                                                  -------------------                 Securities
    Name and Principal Position          Year           Salary          Bonus     Underlying Options (#)
    ---------------------------          ----           ------          -----     ----------------------
Donald A. Carlberg, President             1996          $131,731        $25,000           18,000
  and Chief Executive Officer             1995(1)       $ 96,417        $15,000          216,000

Gregory D. Brown, Sr. Vice                1996          $103,077        $20,000           10,800
  President, Chief Financial Officer,     1995(1)       $ 60,034        $     0           90,000
  Secretary and Treasurer

Giancarla C. Miele, Vice President        1996          $103,077        $ 5,000           36,000
  of Operations (2)                       1995(1)       $ 16,912        $     0           36,000

George T. Witter, Vice President          1996          $119,062        $12,500           18,000
  of Sales (3)                            1995(1)       $ 49,512        $     0           54,000

----------
(1) Reflects compensation paid from inception on February 22, 1995 to December 31, 1995.
(2) Ms. Miele resigned her position as Vice President of Operations as of February 7, 1997.
(3) Mr. Witter resigned his position as Vice President of Sales as of November 1, 1996.

     The following table sets forth certain information regarding options granted to the Chief Executive Officer and other executive officers of the Company during 1996.

                            Option Grants During 1996

                                                Individual Grants
                                                -----------------
                                                                                        Potential Realizable Value
                                                                                          at Assumed Annual Rates
                                 Number of    % of Total Options                        of Stock Price Appreciation
                                Securities        Granted to       Exercise                 for Option Term (2)
                            Underlying Options   Employees in       Price    Expiration    -------------------
        Name                  Granted (#)(1)      Fiscal Year      $/Share      Date        5% ($)      10% ($)
        ----                   ------------      ------------       ------    --------     -------      ------
Donald A. Carlberg........        18,000             4.9%           $2.08      4/08/06      $ 23,546   $   59,670
Gregory D. Brown..........        10,800             3.0%           $2.08      4/08/06        14,127       35,802
James D. Turner...........        72,000            19.7%          $10.00     11/22/06       452,804    1,147,495
George T. Witter..........        18,000             4.9%           $2.08      4/08/06        23,546       59,670
Giancarla C. Miele........        36,000             9.9%           $2.08      4/08/06        47,092      119,340

----------
(1) All options will become exercisable at the rate of 20% per year from the date of grant and have ten year terms as long as the optionee's employment with the Company continues. The exercise price of each option is equal to the fair market value of the underlying Common Stock on the date of the grant, as determined by the Board of Directors.
(2) Future value of current year grants assumes appreciation in the market value of the Common Stock of 5% and 10% per year over the ten-year option period as required by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of actual values. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

     No stock options were exercised by the Chief Executive Officer or other executive officers of the Company during 1996. The following table sets forth certain information regarding unexercised options held by the Chief Executive Officer and other executive officers of the Company at December 31, 1996.

                       Option Values on December 31, 1996

                                           Number of Securities Underlying         Value of Unexercised
                                               Unexercised Options at             In-the-Money Options at
                                                December 31, 1996(#)              December 31, 1996($)(1)
                                            -----------------------------      -----------------------------
       Name                                 Exercisable     Unexercisable      Exercisable     Unexercisable
       ----                                 -----------     -------------      -----------     -------------
Donald A. Carlberg.....................       72,000            162,000          $651,960        $1,425,060
Gregory D. Brown.......................       18,000             82,800           162,000           725,436
James D. Turner........................            0             72,000                 0                 0
Kent A. Tapper.........................        7,200             28,800            65,592           262,368
Giancarla C. Miele.....................        7,200             64,800            59,112           494,568

----------
(1) Calculated based upon $9.25 market value of the underlying securities as of December 31, 1996.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     Because the Company completed its public offering in late December 1996 no formal compensation committee meetings have yet been held. Compensation for the Company's executive officers was determined by the Board of Directors in light of the responsibilities involved in commencing the Company's business operations, developing its initial customer relationships and negotiating with the Company's investment bankers.

     The Compensation Committee intends to evaluate the performance of each executive officer of the Company in the context of the goals and challenges that the Company faces over the next year. Because of the Company's early stage of development, the Committee will consider factors other than profitability in determining compensation for the next year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was initially capitalized on February 22, 1995 through the sale of 3,600,000 shares of its Common Stock for $.14 per share. Included among the participants in that transaction were Dr. Derace L. Schaffer, Chairman of the Board, who purchased 1,656,000 shares, Dr. Schaffer's spouse who purchased 144,000 shares, John Pappajohn, a director, who purchased 541,800 shares, a sole proprietorship owned by Mr. Pappajohn which purchased 360,000 shares, Mr. Pappajohn's spouse, who purchased 360,000 shares, and a sole proprietorship owned by Mr. Pappajohn's spouse which purchased 360,000 shares.

     In August and September of 1995 the Company sold 1,800,000 shares of its Series A Preferred Stock in a private placement for $1.00 per share. Included among the participants in that transaction were Gregory D. Brown, Sr. Vice President, Chief Financial Officer, Secretary and Treasurer, who purchased 10,000 shares and Mr. Pappajohn who purchased 10,000 shares. In addition, Edgewater Private Equity Fund II, L.P., ("Edgewater"), a five percent owner of the Common Stock of the Company, acquired 1,000,000 shares of Series A
Convertible Preferred Stock in the Series A Convertible Preferred Stock offering. On December 26, 1996, each share of Series A Convertible Preferred Stock was converted into .72 shares of the Company's Common Stock.

     In May and June of 1996, the Company sold 600,000 shares of its Series B Convertible Preferred Stock in a private placement for $5.00 per share. Included among the participants in that transaction were Dr. Schaffer, who purchased 20,000 shares, Mr. Pappajohn, who purchased 40,000 shares and Edgewater which purchased 200,000 shares. On December 26, 1996, each share of Series B Convertible Preferred Stock has been converted into 1.25 shares of the Company's Common Stock.

                            COMPANY PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of Patient Infosystems, Inc. from December 19, 1996 (the date the Common Stock was first offered to the public at an initial public offering price of $8.00 per share) through December 31, 1996 with the cumulative total return on the NASDAQ Stock Market - U.S. Index and the cumulative total return on the NASDAQ Health Services Index. The Company did not pay any dividends during this period. The NASDAQ Stock Market - U.S. Index and the NASDAQ Health Services Index are published daily. The graph assumes an investment of $100 in each of Patient Infosystems, Inc., the NASDAQ Stock Market - U.S. Index and the NASDAQ Health Services Index on December 19, 1996. The Comparison also assumes that all dividends are reinvested. It should be noted that the Company's Common Stock traded for only an insignificant period of time during 1996.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                AMONG PATIENT INFOSYSTEMS, INC., THE NASDAQ STOCK
            MARKET - U.S. INDEX AND THE NASDAQ HEALTH SERVICES INDEX

  [The following table is represented as a line chart in the printed material]

                                         December 19, 1996    December 31, 1996
                                         ----------------     ----------------
Patient Infosystems, Inc................       100.00              115.63
NASDAQ Stock Market - U.S. Index........       100.00               99.49
NASDAQ Health Services Index............       100.00              100.55

     The comparisons in this table are required by the rules of the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates this information by reference.

                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The independent public accounting firm utilized by the Company during the fiscal years ended December 31, 1995 and 1996 was Deloitte & Touche LLP, independent certified public accountants. Although the appointment of auditors is not required to be submitted to a vote of stockholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders should not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and the Board of Directors will reconsider the appointment. It is expected that a representative of Deloitte & Touche LLP will be present at the meeting.

     The Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's 1998 Annual Meeting of Stockholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than January 17, 1998 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                             ADDITIONAL INFORMATION

     The expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation will be made by mail, but may also be made by telephone or personal call by officers, directors or employees of the Company who will not be specially compensated for such solicitation. The Company may request that brokerage houses and other nominees or fiduciaries forward copies of the Company's Proxy Statement and Annual Report to Stockholders to beneficial owners of stock held in their names, and the Company may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 14, 1997. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                            PATIENT INFOSYSTEMS, INC.
                                46 Prince Street
                            Rochester, New York 14607
                           Attention: Gregory D. Brown

                                       By Order of the Board of Directors,

                                                GREGORY D. BROWN
                                                Secretary

PROXY                       PATIENT INFOSYSTEMS, INC.                      PROXY
                 (Solicited on behalf of the Board of Directors)

     The undersigned holder of Common Stock of Patient Infosystems, Inc., revoking all proxies heretofore given, hereby constitutes and appoints Donald A. Carlberg and Derace L. Schaffer, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1997 Annual Meeting of Shareholders of Patient Infosystems, Inc., to be held in the Baush and Lomb Parlor of the Memorial Art Gallery, 500 University Avenue, Rochester, NY 14607 at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof.

     Each properly executed Proxy will be voted in accordance with the specifications made on this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, and (ii) FOR the ratification and approval of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, and in accordance with their discretion on such other matters as may properly come before the meeting.

  1. ELECTION OF FIVE DIRECTORS     [ ] FOR all nominees listed
                                           (except as marked to the contrary)
                                    [ ] WITHHOLD AUTHORITY to vote for all below

    Nominees: Dr. Derace L. Schaffer, Donald A. Carlberg, Dr. Carl F. Kohrt,
                     Dr. Barbara J. McNeil, John Pappajohn

    (Instruction: To withhold authority to vote for any individual nominees, circle that nominee's name in the list provided above.)

     2. The ratification and approval of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

  [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

     3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

                                       Dated ____________________________, 1997

                                       ________________________________________

                                       ________________________________________
                                                      Signature(s)

                                       (Signature(s)  should  conform  to actual
                                       number  registered.   For  jointly  owned
                                       shares,  each  owner  should  sign.  When
                                       signing    as     attorney,     executor,
                                       administrator,   trustee,   guardian   or
                                       officer of a corporation, please give full title.)